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                                  UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report November 28, 2003

                               BIOACCELERATE INC.


             (Exact name of registrant as specified in its charter)


               Delaware                          13-4032994
   --------------------------------              ------------
  (State  or  other  jurisdiction  of       (I.R.S.  Employer
   incorporation  or  organization)       identification  number)






            16th  Floor,  666  Third  Avenue
                    New  York,  NY              10017
             ---------------------------      --------
(Address  of  principal  executive  offices)  (Zip  Code)


                   REGISTRANT'S TELEPHONE NUMBER 212 697 1978
                                                 -----------


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ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

ACQUISITION  OF  PHARMA  MANUFACTURING  SERVICES  LIMITED.
----------------------------------------------------------
On September 1,2003 "Bioaccelerate Inc" or the "Company" acquired 100% of the issued common stock of Pharma Manufacturing Services Limited.

The consideration price paid by Bioaccelerate Inc for the Pharma Manufacturing Services Limited common stock is 18,000,000 shares of Bioaccelerate Inc common stock.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

FINANCIAL  STATEMENTS

Financial  statements  included  and  attached  to  this  filing:

a. Pharma Manufacturing Services Limited Balance Sheet for August 31, 2003 and August 31 , 2002.

b. Pharma Manufacturing Services Limited Statement of Operations for the 10 months ended August 31, 2003 and for the ten months ended August 31, 2002.

c. Pharma Manufacturing Services Limited Statement of Cash flows up to August 31, 2003

d. Accountants report Our UK accounts have been reviewed by our auditors and translated into US GAAP

e.   Accounting  policies


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November  28,  2003

                               BIOACCELERATE INC.

                              /s/  Linden  Boyne
                              -----------------------
                              By:  Linden  Boyne
                              President






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                      PHARMA MANUFACTURING SERVICES LIMITED
                                 BALANCE SHEETS
                          (A Development Stage Company)



                                                                            Proforma
                                                             August 31,     August 31,
2002
                                                           -----------     -----------

ASSETS

CURRENT ASSETS :
            Cash and cash equivalents                        $      0       $       0
            Accounts receivable                                     0               0
            Other current assets                                1,420               3
                                                            ----------      ----------
                 Total current assets                           1,420               3

            Tangibles Property, equipment and fixtures              0               0


                                                            ----------      ----------
                                                             $  1,420       $       3
                                                            ==========      ==========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES :
            Accounts payable                               $1,419,840        $      0
            Accrued expenses and other liabilities                858               0
                                                           -----------      ----------
                 Total current liabilities                 $1,420,698               0
                                                           ===========      ==========


STOCKHOLDERS' EQUITY :
            Common stock                                        1,420               3
            Accumulated other comprehensive income             24,729               0
            Accumulated surplus/deficit                    (1,445,427)              0
                                                           -----------      ----------
                 Total stockholders' equity               $(1,419,278)              3
                                                           -----------      ----------
                                                            $   1,420        $      3
                                                           ===========      ==========

                      PHARMA MANUFACTURING SERVICES LIMITED
                             STATEMENT OF OPERATIONS
                          (A Development Stage Company)

                                                                    Proforma
                                                 10  Months         10  Months
                                                   Ended             Ended
                                                 August  31,        August  31,
2002
                                                -----------       ------------
TOTAL REVENUES                                           0                  0

COST OF REVENUES                                         0                  0

                                                -----------       ------------
Gross profit (loss)                                      0                  0

OPERATING EXPENSES :
     General and administration                    482,391                  0
     Research and development                      963,036                  0
                                                -----------       ------------
                   Total operating expenses      1,445,427                  0

                                                -----------       ------------
Operating (loss)/profit                         (1,445,427)                 0

                                                -----------       ------------
(Loss)/Profit before income taxes               (1,445,427)                 0
                                                -----------       ------------

Income tax expense                                       0                  0

                                               ------------       ------------
NET (LOSS)/PROFIT                              $(1,445,427)          $      0
                                               ============       ============


There are no recognised gains and losses other than those reported in the profit and loss account.
During  2003  the  company  changed  its year end to August 31, from October 30.


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                      PHARMA MANUFACTURING SERVICES LIMITED
                            STATEMENTS OF CASH FLOWS
                          (A Development Stage Company)

                                                                    From  date of
                                                                  Incorporation to
                                                                      August  31,
                                                                        2003
                                                                  ----------------

CASH FLOWS FROM OPERATING ACTIVITIES
        Net income (loss)                                            $(1,445,427)
        Adjustments to reconcile net loss to net cash
             provided by / (used in) operating activities:
             Depreciation and amortization                                     0
             Loss on sale of fixed assets                                      0
             Profit on disposal of Investments                                 0
             Other non cash charges                                            0
             Changes in operating assets and liabilities:
                    Accounts receivable                                        0
                    Inventories                                                0
                    Other current assets                                  (1,420)
                    Other non-current assets                                   0
                    Accounts payable                                   1,419,840
                    Accrued expenses and other liabilities                   858
                    Accrued interest                                           0
                                                                      -----------
        Net cash provided by / (used in) operating activities         $  (26,149)
                                                                      -----------

CASH FLOWS FROM INVESTING ACTIVITIES
        Purchases of equipment and fixtures                                    0
        Proceeds from disposal of assets                                       0
        Purchase of intangible assets                                          0
        Purchase of investment                                                 0
        Investment in affiliates                                               0
                                                                      -----------
        Net cash provided by / (used in) investing activities                  0
                                                                      -----------

CASH FLOWS FROM FINANCING ACTIVITIES
        Proceeds of long term debt                                             0
        Proceeds from bank borrowings                                          0
        Common Stock issued                                                1,420
                                                                      -----------
        Net cash provided by / (used in) financing activities              1,420
                                                                      ===========
        Effect of exchange rates on cash                                  24,729
                                                                      -----------
        Net increase/(decrease) in cash and cash equivalents                   0
        Cash and cash equivalents at the beginning of the period               0
                                                                      -----------
        CASH AND CASH EQUIVALENTS AT THE END OF THE PERIOD            $        0
                                                                      ===========

        SUPPLEMENTAL  DISCLOSURE  OF  CASH  FLOW  INFORMATION
        Interest paid                                                 $        0
                                                                      ===========

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PHARMA  MANUFACTURING  SERVICES  LIMITED

ACCOUNTANTS  REPORT
FOR  THE  10  MONTHS  ENDED  AUGUST  31,  2003



For the 10 months ended August 31, 2003 the company was entitled to the exemption under sub-section (1) of section 249a of the United Kingdom Companies Act 1985


No notice from members requiring an audit has been deposited under section 249b(2) of the Companies Act 1985, and

The  directors  acknowledge  their  responsibility  for:

A    Ensuring the company keeps accounting records which comply with section
     221, and

B Preparing accounts which give a true and fair view of the state of affairs of the company as at the end of the financial period, and of its profit or loss for the financial period , in accordance with the requirements of the Companies Act relating to accounts, so far as applicable to the company.

C Preparing the accounts in accordance with the special provisions in Part VII of the Companies Act 1985 relating to small companies.



SIGNED     HADLEY  &  CO
           CHARTERED  ACCOUNTANTS




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PHARMA  MANUFACTURING  SERVICES  LIMITED

DIRECTORS'  REPORT
The directors present their annual report with the financial statements of the company for the 10 months ended August 31, 2003.

PRINCIPAL  ACTIVITIES
The principal activities of the company during the period under review was research and development into pharmaceutical products.

Prior  to  2003  the  company  was  dormant.

REVIEW  OF  THE  BUSINESS
The  net  loss  after  providing  for  taxation  amounted  to  1,445,427.

The company is in the early development stages and has been supported by various founding members.
The Directors elected to change the year end of the Company to match that of Bioaccelerate Inc and as a result the period under review was reduced to 10 months.

DIVIDENDS
The  Directors  do  not  recommend the payment of any dividends.  2003 Nil (2002
Nil)

FUTURE  DEVELOPMENTS
The company will continue to research and develop new pharmaceutical products and bring them to market. This will be achieved by the company itself and through acquisitions of or combinations with other companies.
Our marketing plans which we have in place will help us to bring these products to market over a very short period of time.

As a result, we expect to see significant turnover generated over the coming years.

RESEARCH  AND  DEVELOPMENT
The company is continually engaged in the research and development of both existing products and new pharmaceutical products. To date all research and development activities have been expensed through the profit and loss account.

DIRECTORS'  RESPONSIBILITIES
Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company as at the end of the financial year and of the profit and loss of the company for that period. In preparing those financial statements, the directors are required to:

- select suitable accounting policies and then apply them consistently; - make judgments and estimates that are reasonable and prudent;
 - prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for maintaining proper accounting records which disclose with reasonable accuracy at any time the financial position of the company to enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

The directors are responsible for preparing the abbreviated accounts in accordance with Section 246 (5) and (6) of the Companies Act 1985.

PHARMA  MANUFACTURING  SERVICES  LIMITED
NOTES  TO  THE  FINANCIAL  STATEMENTS
FOR  THE  10  MONTHS  ENDED  AUGUST  31,  2003

1.     STATEMENT  OF  ACCOUNTING  POLICIES

1.1  Accounting  convention
The financial statements have been prepared under the historical cost convention and in accordance with the special provisions of Part VII of the Companies Act 1985 relating to medium-small companies.

Going  concern
Due to the Company's early stages of development it requires support from its members until it can bring various pharmaceutical products to market. The members and Directors expect to continue support for the company until further funding can be arranged.


1.2  Turnover
Turnover represents the total invoiced value, excluding value added tax, of goods sold and services rendered during the period.

1.3  Research  and  development
Research expenditure is written off to the profit and loss account in the year in which it is incurred. Development expenditure is written off in the same way unless the directors are satisfied, with reasonable certainty, as to the technical, commercial and financial viability of individual projects. In this situation the expenditure is deferred and amortised over the period during which the company is expected to benefit.

 1.4  Tangible  fixed  assets  and  depreciation
Tangible fixed assets are stated at cost less depreciation. Depreciation is provided at rates calculated to write off the cost less estimated residual value of each asset over its expected useful life.

1.5  Amortisation  of  intangible  fixed  assets
Intangible fixed assets, other than goodwill, are amortised over the directors' estimate of their economic useful life.

1.6  Inventories
Inventories are stated at the lower of cost and net realisable value. Net realisable value is based on estimated selling price less further costs to completion and disposal.

1.7  Foreign  currency  tranactions
Assets and liabilities in foreign currencies are translated at the rates of exchange ruling at the balance sheet date. Transactions in foreign currencies are translated at the rate of exchange ruling at the date of the transaction. Exchange differences are taken into the profit and loss account for the year.


Foreign  currency  translations
Monetary assets and liabilities denominated in foreign currencies are translated into US Dollars at the rates of exchange ruling at the balance sheet date. Profit and Loss accounts denominated in foreign currencies are translated into US Dollars at the average exchange rate for the period. All differences are taken to reserves.

1.8  Leasing  and  hire  purchase  commitments.
Assets held under finance leases and hire purchase contracts are capitalised in the balance sheet and are depreciated over their estimated useful lives. The interest element of the rental obligations is charged to the profit and loss account over the period of the lease.

Rentals payable under operating leases are charged against income on a straight line basis over the lease term.

PHARMA  MANUFACTURING  SERVICES  LIMITED
NOTES  TO  THE  FINANCIAL  STATEMENTS
FOR  THE  10  MONTHS  ENDED  AUGUST  31,  2003

1.     STATEMENT  OF  ACCOUNTING  POLICIES  (Continued)



1.9  Contingent  liabilities
The  company  has  no  contingent  liabilities  existing.

2.0  Financial  commitments
The company has no future financial commitments other than those already recorded in the financial statements.


2.1  Employees

Number  of  employees
The  average  number  of  employees  during  the  year  was  nil.  (2002  : Nil)





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